Exhibit 10.72

BEDFORD PROPERTY INVESTORS, INC.

AMENDED AND RESTATED 2002 DIRECTORS’ STOCK PLAN

(As Amended and Restated on, and effective as of, May 13, 2004)

In order to attract and retain the services of qualified individuals to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased ownership of Common Stock by such individuals, the Company hereby authorizes (i) grants to such individuals of Restricted Stock and (ii) deferrals by such individuals who are not employees of the Company of a portion of their Director’s Fees in accordance with the terms and conditions set forth herein.  Any capitalized term used herein without definition in the section where first used shall have the meaning ascribed to such term in Section 10.

1.

Administration.  The Administrator will be responsible for administering the Plan.  The Administrator will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision.  Each interpretation, determination or other action made or taken by the Administrator pursuant to the Plan shall be final and binding on all persons.  The Administrator shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company’s certificate of incorporation and by-laws as such documents may be amended from time to time.

2.

Shares Available.  Subject to the provisions of Section 7(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 175,000 shares (the “Limit”); provided, however, that in no event shall the Company issue more than 75,000 shares as Restricted Stock.  Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan.  For purposes of determining the number of shares that remain available for issuance under the Plan, the following rules shall apply:

(a)

the number of outstanding Phantom Stock Units, shares of Restricted Stock and shares of Common Stock underlying Options shall be charged against the Limit; and

(b)

the Limit shall be increased by:

(i)

the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares,

(ii)

the number of shares tendered to pay the exercise price of an Option, and

(iii)

the number of shares withheld from the shares deliverable upon the issuance of an award of Restricted Stock, the exercise of an Option or contributed by a Director to satisfy a Director’s tax withholding obligations, if any.

3.

Restricted Stock.  Each Director shall receive grants of Restricted Stock under the Plan as follows:

(a)

Restricted Stock Grants.

(i)

Initial Grant.  On the date of a Director’s initial election or appointment to the Board, such Director (including any Director reelected or reappointed after a period of at least 12 calendar months during which he did not serve on the Board) shall be granted, subject to Section 3(a)(iii), 2,000 shares of Restricted Stock; provided however, that any Director who previously waived his or her rights to an initial award of an Option pursuant to this Plan in connection with his or her initial election or appointment shall also be granted, subject to Section 3(a)(iii), 2,000 shares of Restricted Stock as of the effective date (as described in Section 11 below) of the Plan as amended and restated hereby.  Such Restricted Stock shall be awarded in consideration for future services rendered; provided, however, that if required under applicable law, the Director shall furnish consideration with a value not less than the par value of such Restricted Stock in the form of cash, cash equivalents, or past services rendered to the Company (or a parent corporation or Subsidiary), as the Administrator may determine. The Restricted Stock shall be subject to the vesting schedule provided for in Section 3(b) and the other terms and conditions provided for herein.  The award shall be evidenced by a Restricted Stock Agreement between the Director and the Company.

(ii)

Annual Grants.  At each Annual Meeting during the term of the Plan, each individual who has continuously served as a Director for a period ending on the date of such Annual Meeting and who is reelected at such Annual Meeting or who will otherwise continue to serve on the Board following such Annual Meeting will receive, subject to Section 3(a)(iii), 1,000 shares of Restricted Stock.  Such Restricted Stock shall be awarded in consideration for future services rendered; provided, however, that if required under applicable law, the Director shall furnish consideration with a value not less than the par value of such Restricted Stock in the form of cash, cash equivalents, or past services rendered to the Company (or a parent corporation or Subsidiary), as the Administrator may determine. The Restricted Stock shall be subject to the vesting schedule provided for in Section 3(b) and the other terms and conditions provided for herein. The award shall be evidenced by a Restricted Stock Agreement between the Director and the Company.

(iii)

Insufficient Shares.  If the number of shares of Restricted Stock to be granted under Section 3(a)(i) or 3(a)(ii) exceeds the Limit, each Director to be granted Restricted Stock at such time shall receive a pro rata grant determined by multiplying (A) the number of shares of Restricted Stock which the Director would have been granted at such time had the number of shares available for grant under the Plan been sufficient by (B) a fraction, the numerator of which equals the Limit at such time and the denominator of which equals the total number of shares of Restricted Stock which all Directors would have been granted had the number of shares available for grant under the Plan been sufficient.

(b)

Vesting Schedule.  Restricted Stock awarded pursuant to the Plan shall vest at the rate of 20% of the total number of shares of Restricted Stock subject to the award on each anniversary of the date of grant (each such anniversary, a “Vesting Date”), such that the Restricted Stock will be fully vested, subject to continued service to the Company as a Director, on the fifth anniversary of the date of grant; provided, however, that in the event that a Director is also an employee of the Company or becomes an employee upon ceasing to be a member of the Board, the Restricted Stock shall continue to vest while the Director continues to serve as an employee of the Company.

(c)

Issuance of Restricted Stock.

(i)

Stockholder Rights.  The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  However, as determined by the Administrator at the time of grant, the holder of the Restricted Stock may be required to invest any cash dividends received in additional shares of Restricted Stock.  Such additional shares of Restricted Stock shall be subject to the same conditions and restrictions as the original shares of Restricted Stock with respect to which the dividends were paid.  Unvested shares of Restricted Stock may not be sold, transferred, pledged, or otherwise disposed of, except with the written consent of the Administrator.  A transferee of Restricted Stock must agree in writing on a form prescribed by the Company to be bound by all of the provisions of this Plan and the Restricted Stock Agreement.  Any shares of Restricted Stock that are received under the Plan are subject to any transfer restrictions that may be described in the Company’s by-laws or charter in effect at the time of the contemplated transfer.

(ii)

Issuance of Shares.  Subject to the foregoing conditions and Section 3(e), as soon as reasonably practicable after a Vesting Date and the payment, if required, of any withholding taxes with respect to and/or the par value of the shares of Restricted Stock which have vested, the Company shall deliver to the Director (or following the Director’s death, the Beneficiary entitled to the Restricted Stock), at the principal office of the Company or at such other location as may be acceptable to the Company and the Director (or such Beneficiary), one or more stock certificates for the appropriate number of shares of Restricted Stock that have previously vested.  Any such shares shall be fully paid and non-assessable.

(d)

Securities Law Compliance.  No Restricted Stock shall be awarded or issued, and no Options may be exercised, unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state “blue sky” laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state “blue sky” laws is available.

(e)

Deferral of Profit Shares.  Directors may elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock or upon the exercise of an Option. An election to defer such delivery shall be irrevocable and shall be made in writing on a form (the “Share Deferral Election Form”) acceptable to the Company at least six months prior to the Vesting Date (in the case of Restricted Stock) or the exercise date (in the case of an Option), but in all events no later than the end of the calendar year preceding such date.  If a Director vests in Restricted Stock or exercises an Option at any time after delivery of a Share Deferral Election Form with respect to such award, and if the Director pays the applicable withholding taxes and/or the par value with respect to such award (if required) by tendering cash or previously-owned shares of Common Stock, the Director’s Deferred Compensation Account will be credited with a number of Phantom Stock Units equal to the number of shares of Common Stock for which delivery is deferred.  Phantom Stock Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Director on his or her first Deferral Election Form filed in accordance with Section 4, or, if no such election form has previously been filed by the Director, then in accordance with the timing and manner of payment elected by the Director on such Share Deferral Election Form.

(f)

Tax Withholding.  Where applicable, upon the award and/or issuance of Restricted Stock, the exercise of an Option, or upon settlement of Phantom Stock Units, the Company shall be entitled to require as a condition of delivery of Common Stock that a Director remit, or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding and employment tax requirements relating to such event.  A Director will be entitled to elect to have the Company withhold from the Common Stock to be delivered, or to elect to deliver to the Company from shares of Common Stock owned separately by the Director, a sufficient number of such shares of Common Stock to satisfy the minimum amount of federal, state and local withholding and employment tax obligations relating to the Director’s award (and the Company’s withholding obligations) to the extent, if any, permitted under rules and regulations adopted by the Administrator and in effect at the time of such exercise.  In such case, the Common Stock withheld or the Common Stock surrendered will be valued at the Fair Market Value on the date of exercise determined in accordance with the Plan.

(g)

Transferability of Options.  Options previously granted under the Plan may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution; provided, however, that Options may be, with the approval of the Administrator, transferred to a member or members of a Director’s immediate family (as defined below) or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such immediate family members (collectively, “Permitted Transferees”), subject to such rules and procedures as may from time to time be adopted or imposed by the Administrator.  If an Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Director.  A Director shall notify the Company in writing prior to any proposed transfer of an Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee’s financial condition and investment experience.  For purposes of the Plan, a Director’s “immediate family” means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Company adopts a different definition of “immediate family” (or similar term) in connection with the transferability of employee stock options awarded to employees of the Company, such definition shall apply, without further action by the Board, to the Plan.

4.

Deferral of Director’s Fees.

(a)

Deferral Elections.

(i)

General Provisions.  Directors may elect to defer all or a specified percentage of their Director’s Fees with respect to a Deferral Period in the manner provided in this Section 4.
A Director’s Deferred Benefit is at all times nonforfeitable.

(ii)

Deferral Election Forms.  Before the Election Date applicable to a Deferral Period, each Director will be provided with a Deferral Election Form and a Beneficiary Designation Form (which may, in the discretion of the Administrator, be combined in one form).  In order for a Director to participate in the deferral portion of the Plan for a given Deferral Period, a Deferral Election Form, completed and signed by him, must be delivered to the Company on or prior to the applicable Election Date.  A Director electing to participate in the Plan for a given Deferral Period shall indicate on his Deferral Election Form:

(A)

the percentage of the Director’s Fees for the Deferral Period to be deferred;

(B)

if the Deferral Election Form is the first such form filed by the Director, the Director’s election, in accordance with Sections 4(f) and 4(g), as to the timing and manner of payment of the Deferred Benefits.  A Director’s election as to the timing and manner of payment of Deferred Benefits in the initial Deferral Election Form shall govern the timing and manner of payment of all subsequent deferrals under the Plan and may not be changed or revoked; and

(C)

whether amounts deferred for the Deferral Period will be credited to the Deferred Compensation Account as Phantom Stock Units in accordance with Section 4(d) below or Phantom Cash Amounts in accordance with Section 4(c) below.  A Director’s election as to the method of crediting deferred amounts for a given Deferral Period may not be subsequently changed or revoked.  Director’s Fees for a given Deferral Period may be deferred in part in Phantom Cash Amounts and in part in Phantom Stock Units.  Any such allocation shall be in multiples of 10% (not to exceed 100%) of the amounts deferred.

(iii)

Effect of No Deferral Election.  A Director who does not submit a completed and signed Deferral Election Form to the Company on or prior to the applicable Election Date may not defer his Director’s Fees for the Deferral Period.  However, a Director’s Deferral Election Form filed for one Deferral Period shall be effective for subsequent Deferral Periods if not otherwise revoked by the Director.

(b)

Establishment of Deferred Compensation Accounts.  A Director’s deferrals will be credited to a Deferred Compensation Account set up for that Director by the Company in accordance with the provisions of this Section 4.

(c)

Crediting of Phantom Cash Amounts to Deferred Compensation Accounts.  The portion of the Director’s Fees that a Director elects to defer in the form of Phantom Cash Amounts shall be credited to the Deferred Compensation Account (i) for any cash retainer payable to a Director, as of the last business day of the fiscal quarter in which such amount would otherwise have been payable to the Director and (ii) for all other Director’s Fees (including, but not limited to, fees payable for attendance at a meeting of the Board or a committee thereof or in connection with a site inspection of property in which the Company is contemplating making an investment), as of the date such services are performed. The Phantom Cash Amount credited to the Deferred Compensation Account shall thereafter be credited with notional interest as of the last day of each month.  The annual rate of interest in effect for a Deferral Period shall be the “applicable federal rate” for short-term loans with monthly compounding, as promulgated by the Internal Revenue Service under section 1274 of the Code for the first month in such Deferral Period.

(d)

Crediting of Phantom Stock Units to Deferred Compensation Accounts.

(i)

Number of Phantom Stock Units.  The portion of the Director’s Fees that a Director elects to defer in the form of Phantom Stock Units shall be credited to the Deferred Compensation Account (i) for any cash retainer payable to a Director, as of the last business day of the fiscal quarter in which such amount would otherwise have been payable to the Director and (ii) for all other Director’s Fees (including, but not limited to, fees payable for attendance at a meeting of the Board or a committee thereof or in connection with a site inspection of property in which the Company is contemplating making an investment), as of the date such services are performed.  The number of Phantom Stock Units to be credited to the Deferred Compensation Account shall be determined by dividing (1) the amount of the Director’s Fees deferred by (2) the Fair Market Value of a share of Common Stock as of the date of crediting.  Any partial Phantom Stock Unit that results from the application of the previous sentence shall be rounded to the nearest whole Phantom Stock Unit.

(ii)

Dividend Equivalents.  In the event that the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, each Phantom Stock Unit credited to the Deferred Compensation Account of a Director will be credited with an additional number of Phantom Stock Units (including fractions thereof) determined by dividing (A) the amount of cash, or the value (as determined by the Administrator) of any securities or other property, paid or distributed in respect of one outstanding share of Common Stock by (B) the Fair Market Value of a share of Common Stock as of the date of such payment or distribution.  If the sum of such additional Phantom Stock Units (or fractions thereof) would cause the crediting of a partial Phantom Stock Unit, such partial Phantom Stock Unit shall be rounded to the nearest whole Phantom Stock Unit.  Such credit shall be made effective as of the date of the dividend or other distribution in respect of the Common Stock.

(iii)

No Rights as Stockholder.  The crediting of Phantom Stock Units to a Director’s Deferred Compensation Account shall not confer on the Director any rights as a stockholder of the Company.

(e)

Written Statements of Account.  The Company will furnish each Director with a statement setting forth the value of such Director’s Deferred Compensation Account as of the end of each Deferral Period and all credits to and payments from the Deferred Compensation Account during the Deferral Period.  Such statement will be furnished no later than 60 days after the end of the Deferral Period.

(f)

Manner of Payment of Deferred Benefit.  Payment of the portion of the Deferred Benefits under the Plan credited as Phantom Cash Amounts shall be in cash and payment of the portion of the Deferred Benefits credited in Phantom Stock Units shall be in shares of Common Stock.  Payment shall be made either in a single lump sum or in a series of five or fewer annual installments.  The amount of each installment payment to a Director shall be determined in accordance with the formula B/(N - P), where “B” is the total value of the Deferred Compensation Account as of the installment calculation date, “N” is the number of installments elected by the Director and “P” is the number of installments previously paid to the Director.  If a Director’s Deferred Benefit is credited in part in Phantom Cash Amounts and in part in Phantom Stock Units and the Director elects the payment of Deferred Benefits in more than one installment, then the formula in the previous sentence shall be applied separately with respect to each such portion of the Deferred Compensation Account.

(g)

Commencement of Payment of Deferred Benefit.  Payment of a Director’s Deferred Benefit shall commence as soon as practicable (but in no event more than 60 days) after the earlier to occur of:

(i)

termination of service as a member of the Board or, in the case of a member of the Board who is also an employee of the Company or who becomes an employee upon such individual’s termination of service as a member of the Board, after such individual’s termination of service as an employee of the Company; or

(ii)

the date specified in the Deferral Election Form executed by the Director.

(h)

Death.  In the event of a Director’s death, the Director’s entire Deferred Benefit (including any unpaid portion thereof corresponding to installments not yet paid at the time of death), to the extent not distributed earlier pursuant to Section 4(g), will be distributed in a lump sum to the Director’s Beneficiary as soon as practicable after the date of death, but in no event more than six months after the Director’s date of death.

(i)

Restrictions on Transfer.  The Company shall pay all Deferred Benefits payable under the Plan only to the Director or Beneficiary designated under the Plan to receive such amounts.  Neither a Director nor his Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he may become entitled under the Plan, and any attempt to do so shall be void.  A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or equitable process for a Director’s or Beneficiary’s debts or other obligations.

(j)

Early Payment of Deferred Benefits.  In the event that the Internal Revenue Service shall make a final determination that all or a portion of a Director’s Deferred Benefits are subject to ordinary income tax prior to the scheduled date of payment of such Deferred Benefit pursuant to the terms of this Plan and the applicable deferral election made by the Director, such Deferred Benefits shall, to the extent determined to be subject to current taxation, be immediately paid to the Director.

5.

Designation of Beneficiary.

(a)

Beneficiary Designations.  Each Director may designate a Beneficiary to receive any Deferred Benefit due under the Plan, to exercise an Option, or to receive any Restricted Stock upon the Director’s death by executing a Beneficiary Designation Form.

(b)

Change of Beneficiary Designation.  A Director may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form and delivering it to the Administrator.  The execution of a Beneficiary Designation Form and its receipt by the Administrator revokes and rescinds any prior Beneficiary Designation Form.

6.

Change in Control.

Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, the following provisions shall apply:

(a)

Any unvested Restricted Stock outstanding as of the date such Change in Control is determined to have occurred that are not yet vested on such date shall become fully vested.

(b)

All Deferred Benefits credited to a Director’s Deferred Compensation Account shall be paid to the Director (or to the Director’s Beneficiary if the Director dies prior to payment) on or prior to the date of the Change in Control.  Payment of the portion of the Deferred Benefits under the Plan credited as Phantom Cash Amounts shall be in cash and payment of the portion of the Deferred Benefits credited in Phantom Stock Units shall be in shares of Common Stock.

7.

Recapitalization or Reorganization.

(a)

Authority of the Company and Stockholders.  The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)

Change in Capitalization.  Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a “Change in Capitalization”), (i) such proportionate adjustments as may be necessary (in the form determined by the Administrator in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof, the number of shares of Common Stock covered by outstanding and future grants of Restricted Stock and the number of Phantom Stock Units credited to a Director’s Deferred Compensation Account and (ii) the Administrator may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

(c)

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, each outstanding award of unvested Restricted Stock will become fully vested as of immediately prior to the consummation of such proposed action.  All Deferred Benefits credited to the Director’s Deferred Compensation Account as of the date of the consummation of a proposed dissolution or liquidation shall be paid in cash to the Director or, in the event of death of the Director prior to payment, to the Beneficiary thereof on the date of the consummation of such proposed action.  The cash amount paid for each Phantom Stock Unit shall be the Fair Market Value of a share of Common Stock as of the date of the consummation of such proposed action.

8.

Termination and Amendment of the Plan.

(a)

Termination.  The Plan shall terminate upon the first to occur of (i) the adoption of a resolution of the Board terminating the Plan or (ii) May 19, 2012 (the “Termination Date”).  Following the Termination Date, no further grants of Restricted Stock shall be made pursuant to the Plan and no further Director’s Fees may be deferred by a Director.

(b)

General Power of Board.  Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without stockholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further that the Board may not, without stockholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 7(b) above.

(c)

When Directors’ Consents Required.  The Board may not alter, amend, suspend, or terminate the Plan without the consent of any Director to the extent that such action would (i) adversely affect his or her rights with respect to Options or unvested shares of Restricted Stock that have previously been granted or (ii) result in the distribution to such Director of amounts then credited to his Deferred Compensation Account in any manner other than as provided in the Plan or could reasonably be expected to result in the immediate taxation to such Director of Deferred Benefits.

9.

Miscellaneous.

(a)

No Right to Reelection.  Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company’s stockholders, nor confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

(b)

Unfunded Plan.

(i)

Generally.  This Plan is unfunded.  Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company’s creditors.

(ii)

Deferred Benefits.  A Deferred Benefit represents at all times an unfunded and unsecured contractual obligation of the Company and each Director or Beneficiary will be an unsecured creditor of the Company.  No Director, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Director, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan.  The Company will not segregate any funds or assets for Deferred Benefits or issue any notes or security for the payment of any Deferred Benefits.  Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide benefits under the Plan shall not serve in any way as security to any Director, Beneficiary or other person for the performance of the Company under the Plan.

(c)

Other Compensation Arrangements.  Benefits received by a Director pursuant to the provisions of the Plan shall not be included in, nor have any effect on, the determination of benefits under any other arrangement provided by the Company.

(d)

Securities Law Restrictions.  The Administrator may require each Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Director is acquiring the shares for investment and not with a view to the distribution thereof.  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

(e)

Expenses.  The costs and expenses of administering the Plan shall be borne by the Company.

(f)

Governing Law.  Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts of law principles.  The Company and any Director receiving an award under this Plan agree that any action or proceeding arising from or relating to this Plan shall be heard in the state and/or federal courts of competent jurisdiction sitting in Alameda County, California.

10.

Definitions.

“Administrator” means the Chief Financial Officer of the Company or the individual appointed by the Chief Executive Officer of the Company to administer the Plan.

“Annual Meeting” means an annual meeting of the Company’s stockholders.

“Beneficiary” or “Beneficiaries” means an individual or entity designated by a Director on a Beneficiary Designation Form to receive Deferred Benefits, to exercise Options and to receive any vested shares of Restricted Stock in the event of the Director’s death; provided, however, that if no such individual or entity is designated or if no such designated individual is alive at the time of the Director’s death, Beneficiary shall mean the Director’s estate.

“Beneficiary Designation Form” means a document, in a form approved by the Administrator to be used by Directors to name their respective Beneficiaries.  No Beneficiary Designation Form shall be effective unless it is signed by the Director and received by the Administrator prior to the date of death of the Director.

“Board” means the Board of Directors of the Company.

“Change in Control” shall mean the occurrence of any of the following:

(i)

any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (other than (A) the Company or any of its subsidiaries or (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company;

(ii)

during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least three-fourths (¾) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(iii)

there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company, in each case with respect to which the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such transaction; or

(iv)

all or substantially all of the assets of the Company are sold, liquidated or distributed.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

“Common Stock” means the common stock of the Company, par value $0.02 per share.

“Company” means Bedford Property Investors, Inc., a Maryland corporation, or any successor to substantially all of its business.

“Deferral Election Form” means a document, in a form approved by the Administrator, pursuant to which a Director makes a deferral election under the Plan.

“Deferral Period” means each calendar year.  If an individual becomes eligible to participate in the Plan after the commencement of a Deferral Period, the Deferral Period for the individual shall be the remainder of such Deferral Period.

“Deferred Benefit” means an amount that will be paid on a deferred basis under the Plan to a Director who has made a deferral election.

“Deferred Compensation Account” means the bookkeeping record established for each Director.  A Deferred Compensation Account is established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used to pay a Deferred Benefit.

“Director” means a member of the Board.

“Director’s Fees” means the cash portion of (i) any retainer fee payable to a Director for service on the Board, (ii) any other fee payable for service on, or for acting as chairperson of, any committee of the Board, or in connection with a site inspection of property in which the Company is contemplating making an investment and (iii) any other fee or fees payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

“Disability” shall have the meaning set forth in the Company’s long-term disability plan, regardless of whether the Director is a participant in such plan.

“Election Date” means the day immediately preceding the commencement of a Deferral Period.  If an individual first becomes eligible to participate in the Plan on an Annual Meeting date or after the start of a Deferral Period, the Election Date shall be the 30th day following such Annual Meeting date or initial participation date, as the case may be.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

“Fair Market Value” means the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on the New York Stock Exchange or any other established stock exchange or a national market system (including without limitation the NASDAQ National Market), its Fair Market Value shall be the mean between the high and low sales prices for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii)

If the Common Stock is regularly quoted on the NASDAQ system (but not on the NASDAQ National Market) or quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination.

(iii)

In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

“Option” means an option to purchase shares of Common Stock awarded to a Director pursuant to the Plan as in effect prior to the date of the Annual Meeting of the stockholders of the Company in May 2004.

“Phantom Cash Amounts” means the amounts credited to a Deferred Compensation Account in accordance with Section 4(c).

“Phantom Stock Unit” means a bookkeeping unit representing one share of Common Stock credited to a Deferred Compensation Account in accordance with Section 4(d).

“Plan” means the Bedford Property Investors, Inc. Amended and Restated 2002 Directors’ Stock Plan.

“Restricted Stock” means a share of the Common Stock awarded to a Director pursuant to the Plan.

“Subsidiary” means any corporation that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code with respect to the Company.

11.

Effective Date.  The amendments to the Plan set forth herein by restatement shall be effective as of the date of the Annual Meeting of the stockholders of the Company in May 2004, subject to the approval thereof by the stockholders of the Company at such Annual Meeting.  If such stockholder approval is obtained, all awards of Options under this Plan shall continue to be governed under the Plan as in effect immediately prior to the date of such Annual Meeting.

1